EXHIBIT 10.1

FIFTH AMENDMENT
TO
CREDIT AGREEMENT

Dated as of December 23, 2004

among

MERITAGE HOMES CORPORATION,
as the Borrower

GUARANTY BANK,
as Administrative Agent and Swing Line Lender,

BANK ONE, NA,
as Syndication Agent

FLEET NATIONAL BANK,
as Documentation Agent

and

The Other Lenders Party Thereto

GUARANTY BANK,
as Joint Lead Arranger and Joint Book Manager

and

BANC ONE CAPITAL MARKETS, INC.,
as Joint Lead Arranger and Joint Bank Manager

FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of December 23, 2004, is entered into among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), GUARANTY BANK, as Administrative Agent and Swing Line Lender, BANK ONE, NA, as Syndication Agent, and FLEET NATIONAL BANK, as Documentation Agent.

BACKGROUND

     A. The Borrower, certain of the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 12, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 2003, that certain Second Amendment to Credit Agreement, dated as of December 3, 2003, that certain Third Amendment to Credit Agreement, dated as of April 20, 2004, and that certain Fourth Amendment to Credit Agreement dated as of October 28, 2004 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrower has requested certain amendments to the Credit Agreement.

     C. The Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS.

     (a) The definition of “Guarantee” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

      “Guarantee” means as to any Person, any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other

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obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person; provided, however, that a Springing Guarantee shall not be deemed to be a Guarantee until the earlier to occur of (i) the demand by a lender for payment under such Springing Guaranty, (ii) the occurrence or failure to occur of any event, act or circumstance that, with or without the giving of notice and/or passage of time, entitles a lender to make a demand for payment thereunder or (iii) a Bankruptcy Event. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

     (b) The definition of “Off-Balance Sheet Liabilities” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

      “Off-Balance Sheet Liabilities” means with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility) (i) the unrecovered investment of purchasers or transferees of assets so transferred, and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (x) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (y) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws); (b) the monetary obligations under any financing lease or so-called “synthetic,” tax retention or off-balance sheet lease transaction which, upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness; (c) any other monetary obligation arising with respect to any other transaction which (i) upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause (c), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing); provided, however, that (A) liabilities arising under rolling options and similar contracts for the acquisition of real property incurred in the ordinary course of business (B) liabilities arising under model home leases in the ordinary course of

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business and (C) liabilities arising under Guarantees shall not be deemed to be “Off-Balance Sheet Liabilities”.

     (c) Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms “Bankruptcy Event” and “Springing Guarantee” thereto in proper alphabetical order to read as follows:

      “Bankruptcy Event” means the commencement of any case under the Bankruptcy Code (Title 11 of the United States Code) or the commencement of any other bankruptcy, reorganization, receivership, or similar proceeding under any federal, state or foreign law or by or against any Person for whom any Loan Party has executed a Springing Guaranty for the benefit of such Person; provided, however, that the filing of an involuntary case against such Person shall only be a Bankruptcy Event if: (i) such involuntary case is filed in whole or in part by a Loan Party, any member in such Person which is an affiliate of a Loan Party, or any other affiliate of a Loan Party, or (ii) if a Loan Party, any member in such Person which is an affiliate of a Loan Party, or any other affiliate of a Loan Party shall in any way induce or participate in the filing, whether directly or indirectly, of an involuntary bankruptcy case against such Person or any other Person, and such involuntary case or proceeding is not dismissed with prejudice within 120 days of the filing thereof.

      “Springing Guarantee” means a Guarantee by a Person which by its express terms does not become effective until the occurrence of a Bankruptcy Event.

     (d) Section 7.02(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      (i) Investments other than those permitted by subsections (a) through (h) above (but including any Investments in Unrestricted Subsidiaries in existence on the Closing Date and Investments disclosed on Schedule 5.13(b) that are not in Guarantors) in Persons that are in the business described in Section 5.19 not to exceed in aggregate amount outstanding at any time 30% of Consolidated Tangible Net Worth.

     (e) Exhibit D to the Credit Agreement is hereby amended to be in the form of Exhibit D to this Fifth Amendment.

     2. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 4 hereof, the Lenders hereby waive any Events of Default that may have occurred prior to the effectiveness of this Fifth Amendment with respect to Section 7.02(i) of the Credit Agreement. The waiver provided herein is limited and does not affect any other covenant or provision of the Credit Agreement or any other Loan Document.

     3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the waiver set forth in the foregoing Section 2:

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     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) (i) the Borrower has full power and authority to execute and deliver this Fifth Amendment, (ii) this Fifth Amendment has been duly executed and delivered by the Borrower, and (iii) this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Fifth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Fifth Amendment or (ii) the acknowledgement by each Guarantor of this Fifth Amendment.

     4. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall be effective upon satisfaction or completion of the following:

     (a) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by all of the Lenders;

     (b) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fifth Amendment; and

     (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

     5. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

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     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

     7. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fifth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

     8. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

     9. GOVERNING LAW; BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

     10. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

FIFTH AMENDMENT TO CREDIT AGREEMENT - 5

     IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first set forth above.

MERITAGE HOMES CORPORATION

By:	/s/ Larry W. Seay

	Name:	Larry W. Seay
	Title:	VP-CFO

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GUARANTY BANK, as Administrative Agent

By:	/s/ Sam A. Meade

	Name:	Sam A. Meade
	Title:	Senior Vice President

By:	/s/ Sam A. Meade

	Name:	Sam A. Meade
	Title:	Senior Vice President

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FLEET NATIONAL BANK, as a Lender and Documentation Agent

By:	/s/ Mark W. Lariviere

	Name:	Mark W. Lariviere
	Title:	Senior Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT - 8

BANK ONE, NA, as a Lender and Syndication Agent

By:	/s/ Paul Engler

	Name:	Paul Engler
	Title:	First Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT - 9

WELLS FARGO BANK ARIZONA NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patricia A. Richards

	Name:	Patricia A. Richards
	Title:	Vice President

FIFTH AMENDMENT TO CREDIT AGREEMENT - 10

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adrian B. Montero

	Name:	Adrian B. Montero
	Title:	Vice President

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CALIFORNIA BANK AND TRUST, as a Lender

By:	/s/ Stephanie L. Lantz

	Name:	Stephanie L. Lantz
	Title:	VP

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COMPASS BANK, as a Lender

By:	/s/ Steven J. Heslep

	Name:	Steven J. Heslep
	Title:	SVP

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COMERICA BANK, as a Lender

By:	/s/ Casey L. Ostrander

	Name:	Casey L. Ostrander
	Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas G. Paul

	Name:	Douglas G. Paul
	Title:	Senior Vice President

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SOUTHTRUST BANK, as a Lender

By:	/s/ Sam Boroughs

	Name:	Sam Boroughs
	Title:	VP

FIFTH AMENDMENT TO CREDIT AGREEMENT - 16

ACKNOWLEDGED AND AGREED TO: MONTEREY HOMES ARIZONA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MONTEREY HOMES CONSTRUCTION, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF ARIZONA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

FIFTH AMENDMENT TO CREDIT AGREEMENT - 17

MERITAGE HOMES CONSTRUCTION, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

FIFTH AMENDMENT TO CREDIT AGREEMENT - 18

LEGACY/MONTEREY HOMES L.P.

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOLDINGS, L.L.C.

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

FIFTH AMENDMENT TO CREDIT AGREEMENT - 19

HULEN PARK VENTURE, LLC

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP II, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP II, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH HOMES-TEXAS, L.P.

By:	MTH-Texas GP II, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

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MERITAGE HOMES OF CALIFORNIA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-HOMES NEVADA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-CAVALIER, LLC

By:	Monterey Homes Construction, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH GOLF, LLC

By:	Hancock-MTH Builders, Inc., its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

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LEGACY-HAMMONDS MATERIALS, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

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MERITAGE HOMES OF COLORADO, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF FLORIDA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

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